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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           __________________________


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

 Date of Report: (Date of earliest event reported): June 3, 1999 (May 24, 1999)


                               TEXAS MICRO INC.
            (Exact name of registrant as specified in its charter)




       DELAWARE                  0-18238                   04-2738973
(State of Incorporation)  (Commission File Number)    (IRS Employer
                                                        Identification No.)


                              5959 CORPORATE DRIVE
                              HOUSTON, TEXAS 77036
             (Address of Registrant's principal executive offices)

                                 (713) 541-8200
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On May 24, 1999, Texas Micro Inc. (the "Company") issued a press release announcing the execution of an Agreement of Reorganization and Merger (the "Merger Agreement") dated May 24, 1999, among the Company, RadiSys Corporation, an Oregon corporation ("RadiSys"), and Tabor Merger Corp., a Delaware corporation and wholly-owned subsidiary of RadiSys ("Merger Corp."). Under the Merger Agreement, Merger Corp. would be merged with and into the Company. If the Merger is completed, the Company will become a wholly-owned subsidiary of RadiSys. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

     Exhibit 99.1    Press Release of Texas Micro Inc. dated May 24, 1999

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 3, 1999


                                      TEXAS MICRO INC.

                                 By:    /s/ J. Michael Stewart
                                      ------------------------
                                      J. Michael Stewart
                                      President and Chief Executive Officer

                                       3
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                               INDEX OF EXHIBITS


Exhibit Number   Description
--------------   -----------

Exhibit 99.1     Press Release of Texas Micro Inc. dated May 24, 1999

                                       4